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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 JANUARY 3, 2005

                               -----------------

                                   PCTEL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-27115                 77-0364943
          --------                     ---------                 ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
          (Address of Principal Executive Offices, including Zip Code)

                                 (773) 243-3000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

COMPENSATION ARRANGEMENTS WITH EXECUTIVE OFFICER; RESTRICTED STOCK GRANTS

         At a meeting of the Compensation Committee of the Board of Directors of PCTEL, Inc. held on November 4, 2004, certain executive officers of PCTEL proposed to reduce their cash compensation, benefits, and perquisites in lieu of restricted stock grants. The Compensation Committee approved the compensation proposal in light of its effect of reducing PCTEL's use of cash resources. The reductions in compensation and elimination of benefits were effective as of January 1, 2005. In consideration of the officers' agreement to reduce their compensation and forfeit benefits, the Compensation Committee approved the issuance of the number of shares of PCTEL's Common Stock set forth opposite each officer's name below. The shares will vest in five equal annual installments, with the first vesting date being set at November 1, 2005. The number of shares issued to each officer was determined based on the aggregate compensation, benefits, and perquisites being forfeited and the closing price of PCTEL's Common Stock in trading on December 31, 2004 ($7.93). All shares of Common Stock were issued under PCTEL's 1997 Stock Plan using the customary form of restricted stock purchase agreement.


                                                               SHARES RESTRICTED
                                                                  COMMON STOCK
                                                                   ISSUED ON
         OFFICER                         TITLE                  JANUARY 3, 2004
-------------------------      -------------------------       -----------------
Martin H. Singer.........      Chairman & Chief                       53,200
                               Executive Officer

John W. Schoen...........      Chief Operating Officer &              19,900
                               Chief Financial Officer

Jeffrey A. Miller........      Vice President, Global                 18,300
                               Sales

Biju Nair................      Vice President, General                18,300
                               Manager, Mobility
                               Solutions Group



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PCTEL, INC.

                                                 By: /s/ John Schoen
                                                     ---------------------------
                                                     John Schoen
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

Date:  January 11, 2005










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